UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2026
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CBRE GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-32205		94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2121 North Pearl Street
Suite 300
Dallas, TX			75201
(Address of principal executive offices)			(Zip Code)
	(214)	979-6100
Registrant’s telephone number, including area code

Not Applicable
_____________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
	Class A Common Stock, $0.01 par value per share	“CBRE”	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company, as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

		Emerging growth company		☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 7.01    Regulation FD Disclosure.
The Company has recast its historical financial information to reflect changes to its financial reporting that took effect on January 1, 2026. These changes include:
•MSR Adjustment. Reclassifying amortization associated with MSR (mortgage servicing rights) to net against the related revenue. GAAP requires that MSR gains be recorded in revenue upon origination and sale of related mortgage loans. These are non-cash gains reflecting the present value of estimated cash flows over the estimated mortgage servicing period. Historically, the corresponding MSR intangible assets were amortized through amortization expense over the estimated mortgage service period. We are making an adjustment to i) reclassify MSR amortization from amortization expense to net against MSR gains and ii) exclude the net impact of MSRs from our Non-GAAP measures.
•Data Center Services Transfer. Transferring the data center project work that is integrated with our Data Center Services facilities management business from the Project Management segment to the Building Operations & Experience segment. Large-scale program management, project management and cost consulting for data centers remains in the Project Management segment.
•Critical Infrastructure Line of Business. Establishing a new business line to reflect the rapidly growing contributions of critical infrastructure to the Company’s financial performance. The new Critical Infrastructure Services business line encompasses data center technical infrastructure services and facilities management, as well as the technical services for critical power/cooling, renewable energy generation/storage and wireless/fiber networks performed by Pearce Services, acquired in November 2025. This business line generated approximately $1.7 billion of revenue in 2025.
On March 24, 2026, the Company posted on its investor relations website the recast historical financial information, including revenue by business line and segment operating profit. The changes had no impact on consolidated net income for any period presented.
The information included in this Current Report on Form 8-K under this Item 7.01 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.
Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2026	CBRE GROUP, INC.

	By:	/s/ ANDREW S. HORN
Andrew S. Horn Deputy Chief Financial Officer (Principal Accounting Officer)